Fees Summary	Apr. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 20,228.59
Total Transaction Valuation	146,477,808.00
Total Offset Amount	0.00
Net Fee	$ 20,228.59